UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2010
Date of Report (Date of earliest event reported)

Cadence Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Mississippi	1-15773	64-0694755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Main Street Starkville, Mississippi 39759
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(662) 324-4258

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On December 9, 2010, Cadence Financial Corporation (“Cadence”) held a special meeting of its shareholders relating to its pending merger with Community Bancorp LLC (“CBC”) pursuant to the Agreement and Plan of Merger, dated as of October 6, 2010, among CBC, Maroon Acquisition Corp. (a wholly-owned subsidiary of CBC) and Cadence (the “Merger Agreement”). Pursuant to the Merger Agreement, Maroon Acquisition Corp. will be merged with and into Cadence, with Cadence continuing thereafter as a wholly-owned subsidiary of CBC.

At the meeting, Cadence shareholders present in person or by proxy voted on the matters described below.

1. Shareholders approved a proposal to adopt the Merger Agreement, based on the following vote:

For	Against	Abstain	Broker Non-Votes
6,473,036	750,860	49,332	—

2. Shareholders approved a proposal to vote on an adjournment of the meeting, if necessary, to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
6,387,109	788,847	97,272	—

Item 8.01 Other Matters

On December 9, 2010, Cadence issued a press release announcing the results of its meeting of shareholders relating to the pending merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Document Description
99.1	Press Release dated December 9, 2010

Forward Looking Statements Warning

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases.  Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them.  Our actual results could differ materially from those anticipated in such forward-looking statements, including as a result of factors outside CBC’s or Cadence’s control, such as economic and other conditions in the markets in which CBC and Cadence operate; inability to complete the transactions contemplated by the Merger Agreement; managements’ ability to effectively execute their respective business plans, including any changes in management or employees; regulatory enforcement actions to which Cadence is currently and may in the future be subject; changes in capital classification; changes in the economy affecting real estate values; inability to attract and retain deposits; changes in the level of non-performing assets and charge-offs; changes in the financial performance and/or condition of borrowers; inflation, interest rate, cost of funds, securities market and monetary fluctuations; changes in laws and regulations; and competition. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION

Date:	December 9, 2010	By:	/s/ Richard T. Haston
Richard T. Haston
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press Release dated December 9, 2010